EXHIBIT 99.2 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED EARNINGS INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	3RD	3RD
	QUARTER	QUARTER
	2023	2022
	(Current)	(Prior Year)	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$29,118	$23,710	$5,408	22.81%
Interest Expense	9,455	2,831	6,624	233.98%
Net Interest Income	19,663	20,879	(1,216)	(5.82)%
(Credit) Provision for Credit Losses	(1,225)	3,794	(5,019)	(132.29)%
Net Interest Income After (Credit) Provision for Credit Losses	20,888	17,085	3,803	22.26%
Noninterest Income	6,489	5,651	838	14.83%
Net Realized Gains on Available-for-sale Debt Securities	—	20	(20)	(100.00)%
Noninterest Expense	17,940	17,443	497	2.85%
Income Before Income Tax Provision	9,437	5,313	4,124	77.62%
Income Tax Provision	1,846	858	988	115.15%
Net Income	$7,591	$4,455	$3,136	70.39%
Net Income Attributable to Common Shares (1)	$7,534	$4,416	$3,118	70.61%
PER COMMON SHARE DATA:
Net Income - Basic	$0.50	$0.29	$0.21	72.41%
Net Income - Diluted	$0.50	$0.29	$0.21	72.41%
Dividends Per Share	$0.28	$0.28	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,154,797	15,364,075
Number of Shares Used in Computation - Diluted	15,154,797	15,367,189

	NINE MONTHS ENDED
	SEPTEMBER 30,
	2023	2022
	(Current)	(Prior Year)	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$83,268	$66,792	$16,476	24.67%
Interest Expense	22,462	5,956	16,506	277.13%
Net Interest Income	60,806	60,836	(30)	(0.05)%
(Credit) Provision for Credit Losses	(765)	4,993	(5,758)	(115.32)%
Net Interest Income After (Credit) Provision for Credit Losses	61,571	55,843	5,728	10.26%
Noninterest Income	18,733	18,302	431	2.35%
Net Realized Gains on Available-for-sale Debt Securities	6	21	(15)	(71.43)%
Noninterest Expense	55,749	51,368	4,381	8.53%
Income Before Income Tax Provision	24,561	22,798	1,763	7.73%
Income Tax Provision	4,674	3,959	715	18.06%
Net Income	$19,887	$18,839	$1,048	5.56%
Net Income Attributable to Common Shares (1)	$19,731	$18,670	$1,061	5.68%
PER COMMON SHARE DATA:
Net Income - Basic	$1.29	$1.21	$0.08	6.61%
Net Income - Diluted	$1.29	$1.21	$0.08	6.61%
Dividends Per Share	$0.84	$0.84	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,263,391	15,482,672
Number of Shares Used in Computation - Diluted	15,264,395	15,485,948

(1)	Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.

CONDENSED, CONSOLIDATED BALANCE SHEET DATA

(Dollars In Thousands)

(Unaudited)

	September 30,	September 30,
	2023	2022	$ Incr. (Decr.)	% Incr. (Decr.)
ASSETS
Cash & Due from Banks	$52,658	$64,044	$(11,386)	(17.78)%
Available-for-sale Debt Securities	429,138	487,980	(58,842)	(12.06)%
Loans, Net	1,812,585	1,674,076	138,509	8.27%
Bank-Owned Life Insurance	31,557	31,074	483	1.55%
Bank Premises and Equipment, Net	21,267	21,881	(614)	(2.81)%
Deferred Tax Asset, Net	23,731	22,327	1,404	6.29%
Intangible Assets	55,076	55,492	(416)	(0.75)%
Other Assets	57,937	43,306	14,631	33.79%
TOTAL ASSETS	$2,483,949	$2,400,180	$83,769	3.49%

LIABILITIES
Deposits	$2,024,997	$2,039,595	$(14,598)	(0.72)%
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	148,529	57,920	90,609	156.44%
Senior Notes, Net	14,814	14,749	65	0.44%
Subordinated Debt, Net	24,689	24,580	109	0.44%
Other Liabilities	30,715	24,547	6,168	25.13%
TOTAL LIABILITIES	2,243,744	2,161,391	82,353	3.81%

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated
Other Comprehensive Loss	300,031	295,258	4,773	1.62%
Accumulated Other Comprehensive (Loss) Income:
Net Unrealized Losses on Available-for-sale Debt Securities	(60,278)	(56,766)	(3,512)	6.19%
Defined Benefit Plans	452	297	155	52.19%
TOTAL STOCKHOLDERS' EQUITY	240,205	238,789	1,416	0.59%
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,483,949	$2,400,180	$83,769	3.49%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	FOR THE
	THREE MONTHS ENDED		%
	September 30,		INCREASE
	2023	2022	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$7,591	$4,455	70.39%
Return on Average Assets (Annualized)	1.23%	0.74%	66.22%
Return on Average Equity (Annualized)	12.28%	6.85%	79.27%

	AS OF OR FOR THE
	NINE MONTHS ENDED		%
	September 30,		INCREASE
	2023	2022	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$19,887	$18,839	5.56%
Return on Average Assets (Annualized)	1.08%	1.06%	1.89%
Return on Average Equity (Annualized)	10.58%	9.20%	15.00%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,483,949	$2,400,180	3.49%
Available-for-Sale Debt Securities	429,138	487,980	(12.06)%
Loans, Net	1,812,585	1,647,076	10.05%
Allowance for Credit Losses:
Allowance for Credit Losses on Loans	18,085	16,170	11.84%
Allowance for Credit Losses on Off-Balance Sheet Exposures	900	500	80.00%
Deposits	2,024,997	2,039,595	(0.72)%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$318,526	$331,495	(3.91)%
Trust Assets Under Management	1,128,600	1,003,785	12.43%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$1.29	$1.21	6.61%
Net Income - Diluted	$1.29	$1.21	6.61%
Dividends	$0.84	$0.84	0.00%
Common Book Value	$15.72	$15.41	2.01%
Tangible Common Book Value (a)	$12.12	$11.83	2.45%
Market Value (Last Trade)	$17.55	$24.18	(27.42)%
Market Value / Common Book Value	111.64%	156.91%	(28.85)%
Market Value / Tangible Common Book Value	144.80%	204.40%	(29.16)%
Price Earnings Multiple (Annualized)	10.20	15.02	(32.09)%
Dividend Yield (Annualized)	6.38%	4.63%	37.80%
Common Shares Outstanding, End of Period	15,275,686	15,500,416	(1.45)%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	NINE MONTHS ENDED		%
	SEPTEMBER 30,		INCREASE
	2023	2022	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	7.62%	7.82%	(2.56)%
Nonperforming Assets / Total Assets	0.70%	0.87%	(19.54)%
Allowance for Credit Losses / Total Loans	0.99%	0.96%	3.13%
Total Risk Based Capital Ratio (b)	15.83%	15.80%	0.19%
Tier 1 Risk Based Capital Ratio (b)	13.44%	13.48%	(0.30)%
Common Equity Tier 1 Risk Based Capital Ratio (b)	13.44%	13.48%	(0.30)%
Leverage Ratio (b)	9.91%	10.04%	(1.29)%

AVERAGE BALANCES
Average Assets	$2,454,599	$2,359,863	4.01%
Average Equity	$250,518	$273,129	(8.28)%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$61,526	$61,759	(0.38)%
Noninterest Income	18,733	18,302	2.35%
Total (1)	$80,259	$80,061	0.25%
Noninterest Expense (2)	$55,749	$51,368	8.53%
Efficiency Ratio = (2)/(1)	69.46%	64.16%	8.26%

(a)Tangible common book value per share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios. Management believes this non-GAAP information is helpful in evaluating the strength of the C&N's capital and in providing an alternative, conservative valuation of C&N's net worth. The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,483,949	$2,400,180
Less: Intangible Assets, Primarily Goodwill	(55,076)	(55,492)
Tangible Assets	$2,428,873	$2,344,688
Total Stockholders' Equity	$240,205	$238,789
Less: Intangible Assets, Primarily Goodwill	(55,076)	(55,492)
Tangible Common Equity (3)	$185,129	$183,297

Common Shares Outstanding, End of Period (4)	15,275,686	15,500,416
Tangible Common Book Value per Share = (3)/(4)	$12.12	$11.83

(b)Capital ratios for the most recent period are estimated.

(c)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using C&N's marginal federal income tax rate of 21%. A reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis is provided in Exhibit 99.2 under the table “COMPARISON OF INTEREST INCOME AND EXPENSE”.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended :
	September 30,	June 30,	March 31,	December 31,	September 30,
	2023	2023	2023	2022	2022
Interest income	$29,118	$28,011	$26,139	$25,855	$23,710
Interest expense	9,455	7,649	5,358	3,563	2,831
Net interest income	19,663	20,362	20,781	22,292	20,879
(Credit) provision for credit losses	(1,225)	812	(352)	2,262	3,794
Net interest income after (credit) provision for credit losses	20,888	19,550	21,133	20,030	17,085
Noninterest income	6,489	6,635	5,609	6,110	5,651
Net realized (losses) gains on securities	—	(1)	7	(1)	20
Noninterest expense	17,940	18,722	19,087	16,587	17,443
Income before income tax provision	9,437	7,462	7,662	9,552	5,313
Income tax provision	1,846	1,419	1,409	1,773	858
Net income	$7,591	$6,043	$6,253	$7,779	$4,455
Net income attributable to common shares	$7,534	$5,996	$6,201	$7,711	$4,416
Basic earnings per common share	$0.50	$0.39	$0.40	$0.50	$0.29
Diluted earnings per common share	$0.50	$0.39	$0.40	$0.50	$0.29

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2023	2023	2023	2022	2022
ASSETS
Cash & Due from Banks	$52,658	$51,762	$52,212	$55,048	$64,044
Available-for-Sale Debt Securities	429,138	445,695	472,814	498,033	487,980
Loans, Net	1,812,585	1,795,454	1,726,793	1,723,425	1,674,076
Bank-Owned Life Insurance	31,557	31,504	31,352	31,214	31,074
Bank Premises and Equipment, Net	21,267	20,970	21,277	21,574	21,881
Deferred Tax Asset, Net	23,731	20,687	18,914	20,884	22,327
Intangible Assets	55,076	55,178	55,280	55,382	55,492
Other Assets	57,937	49,530	51,230	48,747	43,306
TOTAL ASSETS	$2,483,949	$2,470,780	$2,429,872	$2,454,307	$2,400,180

LIABILITIES
Deposits (1)	$2,024,997	$2,010,118	$1,916,040	$1,997,593	$2,039,595
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	148,529	146,694	192,097	142,409	57,920
Senior Notes, Net	14,814	14,798	14,781	14,765	14,749
Subordinated Debt, Net	24,689	24,661	24,634	24,607	24,580
Other Liabilities	30,715	26,392	26,752	25,608	24,547
TOTAL LIABILITIES	2,243,744	2,222,663	2,174,304	2,204,982	2,161,391

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	300,031	296,190	298,365	299,203	295,258
Accumulated Other Comprehensive (Loss) Income:
Net Unrealized Losses on Available-for-sale Debt Securities	(60,278)	(48,536)	(43,271)	(50,370)	(56,766)
Defined Benefit Plans	452	463	474	492	297
TOTAL STOCKHOLDERS' EQUITY	240,205	248,117	255,568	249,325	238,789
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,483,949	$2,470,780	$2,429,872	$2,454,307	$2,400,180

(1) Brokered Deposits (Included in Total Deposits)	$62,512	$70,653	$15,117	$20,983	$32,375

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	September 30, 2023		June 30, 2023		December 31, 2022		September 30, 2022
	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$33,938	$30,557	$33,931	$30,743	$35,166	$31,836	$35,155	$31,599
Obligations of U.S. Government agencies	21,372	18,796	22,899	20,552	25,938	23,430	23,939	21,389
Bank holding company debt securities	28,950	22,311	28,948	23,325	28,945	25,386	28,944	25,432
Obligations of states and political subdivisions:
Tax-exempt	123,598	104,453	125,247	113,170	146,149	132,623	146,847	126,710
Taxable	65,408	53,457	65,715	55,702	68,488	56,812	69,902	58,317
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	109,102	94,469	105,027	92,795	112,782	99,941	116,833	102,739
Residential collateralized mortgage obligations	38,267	33,397	40,444	35,897	44,868	40,296	44,075	39,632
Commercial mortgage-backed securities	76,627	63,672	76,780	65,517	91,388	79,686	89,349	77,383
Private label commercial mortgage-backed securities	8,178	8,026	8,141	7,994	8,070	8,023	4,793	4,779
Total Available-for-Sale Debt Securities	$505,440	$429,138	$507,132	$445,695	$561,794	$498,033	$559,837	$487,980

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	September 30,	June 30,	December 31,	September 30,
	2023	2023	2022	2022
Commercial real estate - non-owner occupied
Non-owner occupied	$503,434	$505,519	$454,386	$425,061
Multi-family (5 or more) residential	61,061	61,004	55,406	58,498
1-4 Family - commercial purpose	172,792	167,260	165,805	165,162
Total commercial real estate - non-owner occupied	737,287	733,783	675,597	648,721
Commercial real estate - owner occupied	231,112	227,801	205,910	212,081
All other commercial loans:
Commercial and industrial	80,960	80,270	95,368	99,800
Commercial lines of credit	122,189	122,607	141,444	131,935
Political subdivisions	80,415	84,456	86,663	78,992
Commercial construction and land	91,014	80,391	60,892	65,020
Other commercial loans	21,125	24,960	25,710	25,948
Total all other commercial loans	395,703	392,684	410,077	401,695
Residential mortgage loans:
1-4 Family - residential	385,777	378,698	363,005	355,321
1-4 Family residential construction	24,236	25,535	30,577	19,632
Total residential mortgage	410,013	404,233	393,582	374,953
Consumer loans:
Consumer lines of credit (including HELCs)	37,736	36,608	36,650	36,051
All other consumer	18,819	19,401	18,224	16,745
Total consumer	56,555	56,009	54,874	52,796
Total	1,830,670	1,814,510	1,740,040	1,690,246
Less: allowance for credit losses on loans	(18,085)	(19,056)	(16,615)	(16,170)
Loans, net	$1,812,585	$1,795,454	$1,723,425	$1,674,076

ADJUSTMENTS TO GROSS AMORTIZED COST OF LOANS

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2023	2023	2022	2023	2022
Market Rate Adjustment
Adjustments to gross amortized cost of loans at beginning of period	$(1,000)	$(968)	$(866)	$(916)	$(637)
Amortization recognized in interest income	(16)	(32)	5	(100)	(224)
Adjustments to gross amortized cost of loans at end of period	$(1,016)	$(1,000)	$(861)	$(1,016)	$(861)
Credit Adjustment on Non-impaired Loans
Adjustments to gross amortized cost of loans at beginning of period	$(1,446)	$(1,642)	$(2,403)	$(1,840)	$(3,335)
Accretion recognized in interest income	147	196	308	541	1,240
Adjustments to gross amortized cost of loans at end of period	$(1,299)	$(1,446)	$(2,095)	$(1,299)	$(2,095)

PAST DUE LOANS AND NONPERFORMING ASSETS

(Dollars In Thousands)

	September 30,	June 30,	December 31,	September 30,
	2023	2023	2022	2022
Loans individually evaluated with a valuation allowance	$7,861	$5,785	$3,460	$3,396
Loans individually evaluated without a valuation allowance	4,146	3,314	14,871	6,130
Purchased credit impaired loans	0	0	1,027	3,783
Total individually evaluated loans	$12,007	$9,099	$19,358	$13,309

Total loans past due 30-89 days and still accruing	$3,675	$4,709	$7,079	$3,041

Nonperforming assets:
Purchased credit impaired loans	$0	$0	$1,027	$3,783
Other nonaccrual loans	15,501	12,827	22,058	13,176
Total nonaccrual loans	15,501	12,827	23,085	16,959
Total loans past due 90 days or more and still accruing	1,292	1,164	2,237	3,499
Total nonperforming loans	16,793	13,991	25,322	20,458
Foreclosed assets held for sale (real estate)	633	459	275	454
Total nonperforming assets	$17,426	$14,450	$25,597	$20,912

Total nonperforming loans as a % of total loans	0.92%	0.77%	1.46%	1.21%
Total nonperforming assets as a % of assets	0.70%	0.58%	1.04%	0.87%
Allowance for credit losses as a % of total loans	0.99%	1.05%	0.95%	0.96%

ANALYSIS OF THE ALLOWANCE FOR CREDIT LOSSES ON LOANS

(In Thousands)

	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended
	September 30,	June 30,	September 30,	September 30,
	2023	2023	2023	2022
Balance, beginning of period	$19,056	$18,346	$16,615	$13,537
Adoption of ASU 2016-13 (CECL)	0	0	2,104	0
Charge-offs	(98)	(134)	(299)	(2,417)
Recoveries	60	8	74	57
Net charge-offs	(38)	(126)	(225)	(2,360)
(Credit) provision for credit losses on loans	(933)	836	(409)	4,993
Balance, end of period	$18,085	$19,056	$18,085	$16,170

ANALYSIS OF THE (CREDIT) PROVISION FOR CREDIT LOSSES

(In Thousands)

	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended
	September 30,	June 30,	September 30,	September 30,
	2023	2023	2023	2022
(Credit) provision for credit losses:
Loans receivable	$(933)	$836	$(409)	$4,993
Off-balance sheet exposures (1)	(292)	(24)	(356)	0
Total (credit) provision for credit losses	$(1,225)	$812	$(765)	$4,993

(1) The (credit) provision for credit losses on off-balance sheet exposures prior to January 1, 2023 was included in other noninterest expense in the consolidated statements of income.

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2023	2023	2022	2023	2022
INTEREST INCOME
Interest-bearing due from banks	$345	$309	$176	$932	$335
Available-for-sale debt securities:
Taxable	2,077	2,152	2,138	6,440	6,143
Tax-exempt	681	713	947	2,161	2,811
Total available-for-sale debt securities	2,758	2,865	3,085	8,601	8,954
Loans receivable:
Taxable	25,526	24,360	19,967	72,314	55,662
Paycheck Protection Program	3	2	118	8	899
Tax-exempt	680	700	635	2,093	1,796
Total loans receivable	26,209	25,062	20,720	74,415	58,357
Other earning assets	18	14	38	40	69
Total Interest Income	29,330	28,250	24,019	83,988	67,715

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	2,360	1,512	487	4,859	989
Money market	1,669	1,112	639	3,654	1,270
Savings	60	63	66	186	191
Time deposits	3,175	2,412	780	6,894	1,562
Total interest-bearing deposits	7,264	5,099	1,972	15,593	4,012
Borrowed funds:
Short-term	677	1,144	179	2,918	302
Long-term - FHLB advances	1,164	1,056	332	2,901	436
Senior notes, net	120	119	119	359	357
Subordinated debt, net	230	231	229	691	849
Total borrowed funds	2,191	2,550	859	6,869	1,944
Total Interest Expense	9,455	7,649	2,831	22,462	5,956

Net Interest Income	$19,875	$20,601	$21,188	$61,526	$61,759

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%. The following table is a reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis.

(In Thousands)	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2023	2023	2022	2023	2022
Net Interest Income Under U.S. GAAP	$19,663	$20,362	$20,879	$60,806	$60,836
Add: fully taxable-equivalent interest income adjustment from tax-exempt securities	84	103	179	314	553
Add: fully taxable-equivalent interest income adjustment from tax-exempt loans	128	136	130	406	370
Net Interest Income as adjusted to a fully taxable-equivalent basis	$19,875	$20,601	$21,188	$61,526	$61,759

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	9/30/2023	Return/	6/30/2023	Return/	9/30/2022	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$31,729	4.31%	$29,861	4.15%	$34,465	2.03%
Available-for-sale debt securities, at amortized cost:
Taxable	379,709	2.17%	395,725	2.18%	414,147	2.05%
Tax-exempt	124,435	2.17%	126,839	2.25%	150,773	2.49%
Total available-for-sale debt securities	504,144	2.17%	522,564	2.20%	564,920	2.17%
Loans receivable:
Taxable	1,729,835	5.85%	1,697,592	5.76%	1,582,245	5.01%
Paycheck Protection Program	137	8.69%	148	5.42%	4,695	9.97%
Tax-exempt	87,026	3.10%	90,111	3.12%	87,330	2.88%
Total loans receivable	1,816,998	5.72%	1,787,851	5.62%	1,674,270	4.91%
Other earning assets	1,468	4.86%	1,325	4.24%	3,925	3.84%
Total Earning Assets	2,354,339	4.94%	2,341,601	4.84%	2,277,580	4.18%
Cash	22,068		23,084		23,731
Unrealized loss on securities	(63,110)		(56,564)		(44,559)
Allowance for credit losses	(19,540)		(18,795)		(14,914)
Bank-owned life insurance	31,559		31,410		30,991
Bank premises and equipment	21,132		21,140		21,874
Intangible assets	55,125		55,228		55,547
Other assets	74,483		69,213		57,012
Total Assets	$2,476,056		$2,466,317		$2,407,262

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$512,074	1.83%	$463,300	1.31%	$442,647	0.44%
Money market	340,618	1.94%	328,581	1.36%	438,770	0.58%
Savings	232,240	0.10%	247,434	0.10%	261,422	0.10%
Time deposits	406,436	3.10%	375,557	2.58%	298,628	1.04%
Total interest-bearing deposits	1,491,368	1.93%	1,414,872	1.45%	1,441,467	0.54%
Borrowed funds:
Short-term	49,157	5.46%	87,479	5.25%	33,970	2.09%
Long-term - FHLB advances	119,395	3.87%	110,982	3.82%	51,628	2.55%
Senior notes, net	14,808	3.22%	14,789	3.23%	14,741	3.20%
Subordinated debt, net	24,676	3.70%	24,648	3.76%	24,566	3.70%
Total borrowed funds	208,036	4.18%	237,898	4.30%	124,905	2.73%
Total Interest-bearing Liabilities	1,699,404	2.21%	1,652,770	1.86%	1,566,372	0.72%
Demand deposits	498,724		533,533		557,116
Other liabilities	30,749		28,217		23,588
Total Liabilities	2,228,877		2,214,520		2,147,076
Stockholders' equity, excluding accumulated other comprehensive loss	296,577		296,015		295,086
Accumulated other comprehensive loss	(49,398)		(44,218)		(34,900)
Total Stockholders' Equity	247,179		251,797		260,186
Total Liabilities and Stockholders' Equity	$2,476,056		$2,466,317		$2,407,262
Interest Rate Spread		2.73%		2.98%		3.46%
Net Interest Income/Earning Assets		3.35%		3.53%		3.69%

Total Deposits (Interest-bearing and Demand)	$1,990,092		$1,948,405		$1,998,583

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	9 Months		9 Months
	Ended	Rate of	Ended	Rate of
	9/30/2023	Return/	9/30/2022	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds%
EARNING ASSETS
Interest-bearing due from banks	$31,076	4.01%	$55,154	0.81%
Available-for-sale debt securities, at amortized cost:
Taxable	395,070	2.18%	408,178	2.01%
Tax-exempt	127,530	2.27%	148,977	2.52%
Total available-for-sale debt securities	522,600	2.20%	557,155	2.15%
Loans receivable:
Taxable	1,687,444	5.73%	1,507,756	4.94%
Paycheck Protection Program	149	7.18%	10,887	11.04%
Tax-exempt	89,645	3.12%	85,492	2.81%
Total loans receivable	1,777,238	5.60%	1,604,135	4.86%
Other earning assets	1,332	4.02%	2,750	3.35%
Total Earning Assets	2,332,246	4.81%	2,219,194	4.08%
Cash	22,475		22,527
Unrealized loss on securities	(59,921)		(28,068)
Allowance for loan losses	(18,472)		(14,406)
Bank-owned life insurance	31,413		30,857
Bank premises and equipment	21,262		21,494
Intangible assets	55,227		55,655
Other assets	70,369		52,610
Total Assets	$2,454,599		$2,359,863

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$477,751	1.36%	$431,344	0.31%
Money market	344,527	1.42%	448,377	0.38%
Savings	245,483	0.10%	255,433	0.10%
Time deposits	365,174	2.52%	281,673	0.74%
Total interest-bearing deposits	1,432,935	1.45%	1,416,827	0.38%
Borrowed funds:
Short-term	75,978	5.13%	24,306	1.66%
Long-term - FHLB advances	103,817	3.74%	32,509	1.79%
Senior notes, net	14,790	3.25%	14,725	3.24%
Subordinated debt, net	24,648	3.75%	27,966	4.06%
Total borrowed funds	219,233	4.19%	99,506	2.61%
Total Interest-bearing Liabilities	1,652,168	1.82%	1,516,333	0.53%
Demand deposits	523,822		547,836
Other liabilities	28,091		22,565
Total Liabilities	2,204,081		2,086,734
Stockholders' equity, excluding accumulated other comprehensive loss	297,386		295,019
Accumulated other comprehensive loss	(46,868)		(21,890)
Total Stockholders' Equity	250,518		273,129
Total Liabilities and Stockholders' Equity	$2,454,599		$2,359,863
Interest Rate Spread		2.99%		3.55%
Net Interest Income/Earning Assets		3.53%		3.72%

Total Deposits (Interest-bearing and Demand)	$1,956,757		$1,964,663

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2023	2023	2022	2023	2022
Trust revenue	$1,919	$1,804	$1,744	$5,500	$5,245
Brokerage and insurance revenue	394	365	696	1,189	1,784
Service charges on deposit accounts	1,443	1,388	1,105	4,121	3,662
Interchange revenue from debit card transactions	1,098	1,010	1,031	3,115	3,050
Net gains from sales of loans	237	139	131	450	733
Loan servicing fees, net	154	190	189	466	757
Increase in cash surrender value of life insurance	160	152	133	450	405
Other noninterest income	1,084	1,587	622	3,442	2,666
Total noninterest income, excluding realized gains (losses) on securities, net	$6,489	$6,635	$5,651	$18,733	$18,302

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2023	2023	2022	2023	2022
Salaries and employee benefits	$10,878	$10,777	$10,826	$33,082	$31,698
Net occupancy and equipment expense	1,268	1,323	1,498	3,993	4,217
Data processing and telecommunications expenses	1,823	1,900	1,719	5,659	5,062
Automated teller machine and interchange expense	504	395	397	1,374	1,128
Pennsylvania shares tax	403	404	487	1,210	1,463
Professional fees	487	564	521	1,988	1,490
Other noninterest expense	2,577	3,359	1,995	8,443	6,310
Total noninterest expense	$17,940	$18,722	$17,443	$55,749	$51,368

NON-OWNER OCCUPIED COMMERCIAL REAL ESTATE

(In Thousands)

Loan Type	September 30,	% of Non-owner	% of
	2023	Occupied CRE	Total Loans
Industrial	$107,268	21.3%	5.9%
Office	94,729	18.8%	5.2%
Retail	94,542	18.8%	5.2%
Hotels	73,511	14.6%	4.0%
Mixed Use	59,702	11.9%	3.3%
Other	73,682	14.6%	4.0%
Total Non-owner Occupied CRE Loans	$503,434
Total Gross Loans	$1,830,670

LIQUIDITY INFORMATION

(In Thousands)

Available Credit Facilities	Outstanding			Available			Total Credit
	September 30,	June 30,	Dec. 31,	September 30,	June 30,	Dec. 31,	September 30,	June 30,	Dec. 31,
	2023	2023	2022	2023	2023	2022	2023	2023	2022
Federal Home Loan Bank of Pittsburgh	$165,951	$157,428	$150,099	$752,847	$725,417	$689,279	$918,798	$882,845	$839,378
Federal Reserve Bank Discount Window	0	0	0	20,766	21,903	23,107	20,766	21,903	23,107
Other correspondent banks	0	0	0	95,000	95,000	95,000	95,000	95,000	95,000
Total credit facilities	$165,951	$157,428	$150,099	$868,613	$842,320	$807,386	$1,034,564	$999,748	$957,485

Uninsured Deposits Information	September 30,	June 30,	December 31,
	2023	2023	2022
Total Deposits - C&N Bank	$2,040,506	$2,025,471	$2,016,666

Estimated Total Uninsured Deposits	$602,957	$605,801	$689,435
Portion of Uninsured Deposits that are
Collateralized	188,927	172,976	205,886
Uninsured and Uncollateralized Deposits	$414,030	$432,825	$483,549

Uninsured and Uncollateralized Deposits as
a % of Total Deposits	20.3%	21.4%	24.0%

Available Funding from Credit Facilities	$868,613	$842,320	$807,386
Fair Value of Available-for-sale Debt
Securities in Excess of Pledging Obligations	227,667	257,537	272,475
Highly Liquid Available Funding	$1,096,280	$1,099,857	$1,079,861

Highly Liquid Available Funding as a % of
Uninsured Deposits	181.8%	181.6%	156.6%

Highly Liquid Available Funding as a % of
Uninsured and Uncollateralized Deposits	264.8%	254.1%	223.3%